Fellow Shareholders:

The WWW Funds fifth year anniversary was June 30, 2001. It was a year marked by the sharpest decline in Nasdaq stock prices since the early 1970's. The catalyst for the market sell-off was the unprecedented rise in stock valuations in 1999 and early 2000, exacerbated by monetary policy mistakes of the Federal Reserve. Concerned about the "wealth effect," the Fed targeted the market with a series of interest rate hikes. With energy prices already at decade highs, the Fed continued to raise interest rates adversely affecting business confidence. These higher real costs to businesses led to a curtailment of capital spending. This induced lower corporate earnings, prompting a downward spiral of earnings revisions and additional selling of stocks. As a result the WWW Internet Fund, for the year ended June 30, 2001, declined 67.19%. The WWW Global Internet Fund declined 43.30% from its inception on December 1, 2000 through June 30, 2001. We have included the Nasdaq Composite Index as a benchmark in the WWW Internet Fund's performance graph. We believe the tech-laden Nasdaq Composite Index is the most representative major market index for comparing our performance.

As part of our investment strategy, we strive to lessen the tax burdens on our shareholders. During the year ended June 30, 2001, we made additional trades in order to realize capital losses that occurred during the market correction. While this tactic greatly increased the portfolio turnover ratio of both Funds, it also generated cash that we strategically reinvested in the declining market. This created valuable loss carry-forwards that we will utilize to offset future capital gains.

As we look ahead to the new fiscal year, we believe there is good cause to be optimistic about the economy: (1) The Fed has aggressively reversed monetary policy, reducing interest rates, which should stimulate the economy late in the year. (2) Congress has passed a monumental tax cut package increasing disposable income. (3) Companies have cut costs and reduced inventories to improve profitability that should accelerate stock prices when demand returns. (4) A record amount of cash is on the sidelines, and should return to stocks when investor sentiment turns bullish. (5) Stock valuations have fallen markedly improving the long-term expected return of stocks.

We are extremely confident about the future of the Internet and its opportunity for our shareholders. The Internet has reached critical mass representing a change to an information technology and communication paradigm. It extends the desktop around the globe promising real time, anytime information. Because of the compelling savings & efficiencies this new distribution channel offers, eCommerce will flourish as security standards, payment systems and high-speed connectivity are widely adapted and made available. Like the story of America, the Internet offers a better, cheaper, faster way to communicate and transact business. Though we continue to face a difficult environment, the future has never been brighter.

Sincerely,




/s/ LAWRENCE YORK
-----------------
Lawrence York
Chairman

WWW INTERNET FUND PERFORMANCE


GROWTH OF A $10,000 INVESTMENT
AUGUST 1, 1996 TO JUNE  30, 2001

                                 ANNUALIZED RETURN

                        1 YEAR                SINCE INCEPTION
                        ------                ---------------
                        -67.19%                   8.29%


Performance data quoted represents past performance and does not guarantee future results. Investment performance will fluctuate, and shares may be worth more of less at redemption than original purchase cost. Figures include changes in share price, and reinvested dividends and capital gains distributions. Performance does not include 1% first year redemption fee. Waiver of fees and reimbursement of expenses by management may have had a material affect on returns. Performance shown occurred during a period of generally favorable market conditions. Due to recent market volatility, current performance may be less than the figures shown. *Inception date August 1, 1996.



                S&P 500                 NASDAQ                  WWIFX
                -------                 ------                  -----
               $22,566.50              $20,311.00            $14,792.13



       MONTH    WWW Internet Fund   S&P 500 Index   NASDAQ Composite Index
       -----    -----------------   -------------   ----------------------
       Aug-96      $ 10,110.00      $ 10,211.24         $10,565.65
       Sep-96      $ 11,110.00      $ 10,785.46         $11,359.00
       Oct-96      $ 10,700.00      $ 11,082.80         $11,310.20
       Nov-96      $ 11,740.00      $ 11,919.80         $11,970.60
       Dec-96      $ 11,298.87      $ 11,683.70         $11,958.70
       Jan-97      $ 11,859.23      $ 12,413.20         $12,782.80
       Feb-97      $ 10,473.61      $ 12,510.70         $12,128.20
       Mar-97       $ 9,607.61      $ 11,997.60         $11,322.20
       Apr-97       $ 9,821.56      $ 12,713.20         $11,690.10
       May-97      $ 11,421.13      $ 13,486.70         $12,991.90
       Jun-97      $ 11,196.99      $ 14,090.60         $13,385.70
       Jul-97      $ 12,735.43      $ 15,211.50         $14,798.90
       Aug-97      $ 12,735.43      $ 14,359.90         $14,742.30
       Sep-97      $ 12,969.76      $ 15,145.90         $15,660.70
       Oct-97      $ 12,154.69      $ 14,640.70         $14,809.80
       Nov-97      $ 12,093.56      $ 15,317.90         $14,879.80
       Dec-97      $ 11,347.52      $ 15,580.70         $14,607.10
       Jan-98      $ 11,869.25      $ 15,752.90         $15,067.10
       Feb-98      $ 12,936.41      $ 16,888.40         $16,478.10
       Mar-98      $ 13,268.42      $ 17,752.50         $17,092.80
       Apr-98      $ 13,517.43      $ 17,931.10         $17,403.10
       May-98      $ 12,509.55      $ 17,623.30         $16,574.20
       Jun-98      $ 12,983.84      $ 18,338.60         $17,660.10
       Jul-98      $ 13,019.42      $ 18,143.80         $17,456.70
       Aug-98       $ 9,983.92      $ 15,523.20         $13,983.10
       Sep-98      $ 11,288.24      $ 16,517.80         $15,804.80
       Oct-98      $ 11,999.68      $ 17,860.10         $16,532.40
       Nov-98      $ 15,414.61      $ 18,942.20         $18,200.30
       Dec-98      $ 19,356.15      $ 20,033.00         $20,478.00
       Jan-99      $ 26,711.98      $ 20,870.00         $23,405.00
       Feb-99      $ 24,146.56      $ 20,222.00         $21,377.00
       Mar-99      $ 26,116.22      $ 21,031.00         $23,006.00
       Apr-99      $ 28,766.74      $ 21,845.00         $23,772.00
       May-99      $ 25,386.71      $ 21,330.00         $23,102.00
       Jun-99      $ 27,526.59      $ 22,513.00         $25,127.00
       Jul-99      $ 25,714.99      $ 21,811.00         $24,686.00
       Aug-99      $ 27,222.63      $ 21,703.00         $25,635.00
       Sep-99      $ 28,815.38      $ 21,109.00         $25,706.00
       Oct-99      $ 35,101.26      $ 22,444.00         $27,772.00
       Nov-99      $ 43,162.18      $ 22,900.00         $31,241.00
       Dec-99      $ 51,654.32      $ 24,248.00         $38,114.00
       Jan-00      $ 49,082.06      $ 23,030.00         $36,910.00
       Feb-00      $ 62,152.56      $ 22,594.00         $44,000.00
       Mar-00      $ 54,571.18      $ 24,803.00         $42,846.00
       Apr-00      $ 42,189.90      $ 24,057.00         $36,177.00
       May-00      $ 36,048.49      $ 23,564.00         $31,874.00
       Jun-00      $ 45,082.01      $ 24,145.00         $37,177.00
       Jul-00      $ 39,100.61      $ 23,767.00         $35,314.00
       Aug-00      $ 46,718.89      $ 25,243.00         $39,438.00
       Sep-00      $ 41,722.09      $ 23,910.00         $34,442.00
       Oct-00      $ 34,349.96      $ 23,809.00         $31,602.00
       Nov-00      $ 23,150.22      $ 21,933.00         $24,371.00
       Dec-00      $ 22,311.34      $ 22,041.00         $23,182.00
       Jan-01      $ 24,904.67      $ 22,822.00         $26,021.00
       Feb-01      $ 16,878.39      $ 20,743.00         $20,199.00
       Mar-01      $ 13,517.20      $ 19,429.40         $17,282.00
       Apr-01      $ 16,038.09      $ 20,938.00         $19,876.00
       May-01      $ 15,038.42      $ 21,079.00         $19,828.00
       Jun-01      $ 14,792.13      $ 20,566.00         $20,311.00

WWW GLOBAL INTERNET FUND PERFORMANCE


GROWTH OF A $10,000 INVESTMENT
DECEMBER 1, 2000 TO JUNE 30, 2001




                                     RETURN

                                 SINCE INCEPTION
                                 ---------------
                                     -43.30%

                             EAFE                   WWGFX
                            ------                  -----
                          $8,815.70               $5,670.00


Performance data quoted represents past performance and does not guarantee future results. Investment performance will fluctuate, and shares may be worth more of less at redemption than original purchase cost. Figures include changes in share price, and reinvested dividends and capital gains distributions. Performance does not include 1% first year redemption fee. Waiver of fees and reimbursement of expenses by management may have had a material affect on returns. Performance shown occurred during a period of generally favorable market conditions. Due to recent market volatility, current performance may be less than the figures shown. *Inception date December 1, 2000.




        MONTH                    WWW Global Internet      EAFE Index
        -----                    -------------------      ----------
       Nov-00                      $ 10,000.00           $ 10,000.00
       Dec-00                       $ 9,480.00           $ 10,355.44
       Jan-01                      $ 10,270.00           $ 10,358.87
       Feb-01                       $ 6,930.00            $ 9,584.43
       Mar-01                       $ 5,400.00            $ 8,933.39
       Apr-01                       $ 6,180.00            $ 9,546.77
       May-01                       $ 5,800.00            $ 9,193.58
       Jun-01                       $ 5,670.00            $ 8,815.70

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The WWW Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

--------------------------------------------------------------------------------


                                                                    WWW INTERNET FUND  WWW GLOBAL INTERNET FUND
                                                                    -----------------  ------------------------
ASSETS
Investments in securities, at value
 (cost $31,853,625 and $327,363, respectively)                         $ 25,084,082    $    269,806
Receivable from securities sold                                           6,222,672          21,299
Receivable from fund shares sold                                              2,000              30
Receivable from dividends and interest                                          999              63
Receivable from Affiliated Funds                                               --             7,368
Receivable from Adviser                                                        --            33,588
Receivable from Transfer Agent                                               14,842            --
Prepaid expenses                                                                220               2
                                                                       ------------    ------------

Total Assets                                                             31,324,815         332,156

LIABILITIES
Payable for securities purchased                                          5,643,950          53,356
Payable for fund shares redeemed                                              2,333            --
Payable for other accrued expenses                                           43,139             960
Payable for investment advisory and service fees                             21,402            --
Payable to Affiliated Funds                                                   7,398            --
Payable to custodian bank                                                   122,615            --
                                                                       ------------    ------------

Total Liabilities                                                         5,840,837          54,316
                                                                       ------------    ------------

NET ASSETS                                                             $ 25,483,978    $    277,840
                                                                       ============    ============

NET ASSETS CONSIST OF
Capital shares                                                           69,286,404         463,861
Accumulated net realized gains (losses) from investment transactions    (37,032,883)       (128,464)
Net unrealized appreciation (depreciation) on investments                (6,769,543)        (57,557)
                                                                       ------------    ------------

NET ASSETS                                                             $ 25,483,978    $    277,840
                                                                       ============    ============

Net asset value, offering price and redemption price per share         $      10.21    $       5.67
                                                                       ============    ============

Fund shares outstanding                                                   2,495,109          48,964
                                                                       ============    ============

See notes to financial statements.



THE WWW FUNDS
STATEMENTS OF OPERATIONS

---------------------------------------------------------------------------------------------------------

                                                                           WWW          WWW GLOBAL
                                                                      INTERNET FUND   INTERNET FUND
                                                                       FOR THE YEAR   FROM INCEPTION
                                                                           ENDED    (DECEMBER 1, 2000)
                                                                      JUNE 30, 2001     THROUGH
                                                                                      JUNE 30, 2001
                                                                      ----------------------------------
INVESTMENT INCOME
Dividends                                                             $     63,855    $        770
Interest                                                                    30,652             315
                                                                      ------------    ------------

Total investment income                                                     94,507           1,085

EXPENSES
Investment advisory fees                                                   519,746           1,794
Distribution fees                                                          279,363             904
Administration fees                                                        208,982             417
Custody fees                                                                29,322           2,912
Interest                                                                    85,550            --
Fulfillment expenses                                                        70,753              14
Registration fees                                                           51,346          24,793
Legal fees                                                                  24,870           9,790
Other expenses                                                              81,184             165
                                                                      ------------    ------------

     Total expenses                                                      1,351,116          40,789

     Less advisory fees waiver                                                --            (1,794)
     Less expense reimbursement                                               --           (34,493)
                                                                      ------------    ------------

Net Expenses                                                             1,351,116           4,502
                                                                      ------------    ------------

NET INVESTMENT INCOME (LOSS)                                            (1,256,609)         (3,417)

REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS
Net realized gain (loss) from investment transactions                  (36,227,893)       (128,464)
Net realized gain (loss) from option transactions                         (212,820)           --
Net change in unrealized appreciation (depreciation) on investments    (24,100,310)        (57,557)
                                                                      ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS                                         (60,541,023)       (186,021)
                                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 $(61,797,632)   $   (189,438)
                                                                      ============    ============



See notes to financial statements.



THE WWW FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------

                                                                 --------------------------------------------------------
                                                                             WWW INTERNET FUND           WWW GLOBAL
                                                                                                       INTERNET FUND
                                                                                                       FROM INCEPTION
                                                                          FOR THE        FOR THE      (DECEMBER 1, 2000)
                                                                         YEAR ENDED     YEAR ENDED        THROUGH
                                                                       JUNE 30, 2001  JUNE 30, 2000     JUNE 30, 2001
                                                                  --------------------------------------------------------



FROM OPERATIONS
Net investment income (loss)                                          $  (1,256,609)   $  (1,664,377)   $      (3,417)
Net realized gain (loss) from investment transactions                   (36,440,713)       9,115,285         (128,464)
Net change in unrealized appreciation (depreciation) on investments     (24,100,310)      11,330,526          (57,557)
                                                                      -------------    -------------    -------------

Net increase (decrease) in net assets resulting from operations         (61,797,632)      18,781,434         (189,438)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                                  (7,326,244)        (745,301)            --

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions                  (7,617,760)      50,871,194          463,861
                                                                      -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS                                   (76,741,636)      68,907,327          274,423

NET ASSETS
Beginning of period                                                     102,225,614       33,318,287             --
                                                                      -------------    -------------    -------------

End of period                                                         $  25,483,978    $ 102,225,614    $     274,423
                                                                      =============    =============    =============

 See notes to financial statements.




THE WWW FUNDS
FINANCIAL HIGHTLIGHTS
                                           -----------------------------------------------------------------------------------------
                                                                        WWW INTERNET FUND                             WWW GLOBAL
                                                                                                                     INTERNET FUND
                                           -----------------------------------------------------------------------------------------
                                                                                                                          FROM
                                                                                                                        INCEPTION
                                                                                                       From inception  (DECEMBER 1,
                                             FOR THE YEAR     For the year  For the year For the year  (August 1, 1996)  2000)
                                                ENDED            ended         ended        ended        through         THROUGH
                                            JUNE 30, 2001    June 30, 2000  June 30, 1999June 30, 1998  June 30, 1997 JUNE 30, 2001
                                          -----------------------------------------------------------------------------------------

Net asset value, beginning of period      $    36.63     $     22.64     $    10.95     $   10.99     $   10.00   $    10.00
Income (loss) from investment operations:
Net investment income (loss)                   (0.49)          (0.52)         (0.37)        (0.21)        (0.16)       (0.07)
Net realized and unrealized
     gain (loss) on investments               (22.98)          14.91          12.39          1.70          1.36        (4.26)
                                          ----------     -----------     ----------     ---------     ---------      -------

Total from investment operations              (23.47)          14.39          12.02          1.49          1.20        (4.33)
                                          ----------     -----------     ----------     ---------     ---------      -------

Less distributions from capital gains          (2.95)          (0.40)         (0.33)        (1.53)        (0.21)     --
                                          ----------     -----------     ----------     ---------     ---------      -------
Net asset value, end of period            $    10.21     $     36.63     $    22.64     $   10.95     $   10.99   $     5.67
                                          ==========     ===========     ==========     =========     =========      =======

Total return**                                (67.19%)         63.56%        112.01%        15.96%        13.08%      (43.30%)
                                          ==========     ===========     ==========     =========     =========      =======

Ratios/supplemental data
Net assets, end of period (in thousands)  $   25,484     $   102,226     $   33,318     $   2,628     $   1,472   $      278
Ratio of expenses to average net assets
     before expenses reimbursement              2.42%           2.51%          3.65%         5.10%         7.23% *     23.61% *
Ratio of expenses to average net assets
     after expenses reimbursement               2.42%           2.49%          2.50%         2.50%         2.50% *      2.50% *
Ratio of net investment income (loss)
      to average net assets                    (2.25%)         (2.13%)        (3.07%)       (4.47%)       (1.62%)*    (20.93%)*
Ratio of net investment income (loss) to
     average net assets net of
     reimbursement                             (2.25%)         (2.11%)        (1.90%)       (1.89%)       (0.62%)*     (1.88%)*

Portfolio turnover rate                       501.71%         229.28%         48.03%        70.52%       109.52%      260.31%

                                          -----------------------------------------------------------------------------------------
*   Annualized
** Based on net asset value per share

See notes to financial statements.


THE WWW FUNDS
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2001

--------------------------------------------------------------------------------------------------
                                                             SHARES / FACE VALUE      VALUE
                                                             -------------------      -----
COMMON STOCKS:                               96.96%

APPLICATION SOFTWARE:                        16.25%
Adobe Systems Inc                                                 10,000                $ 470,000
BEA Systems Inc**                                                 15,000                  460,650
Borland Software Corporation**                                    20,000                  312,000
Embarcadero Technologies Inc**                                    10,000                  223,100
Microsoft Corp**                                                  25,000                1,825,000
Tibco Software Inc**                                              50,000                  638,500
Webmethods Inc**                                                  10,000                  211,800
                                                                                     ------------
                                                                                        4,141,050

BROADCAST & INFORMATION RESOURCES:            4.00%
ACTV Inc**                                                        50,000                  166,500
Gemstar-TV Guide Intl Inc**                                       20,000                  852,000
                                                                                     ------------
                                                                                        1,018,500

eCOMMERCE / eBUSINESS SOFTWARE:              10.10%
Art Technology Group Inc**                                        10,000                   58,000
Blue Martini Software Inc**                                       25,000                   75,000
Commerce One Inc**                                                15,000                   87,600
High Balance Corp**(1)                                         1,200,000                  600,000
Interwoven Inc**                                                  45,000                  760,500
Owens Direct LLC** (1)                                               750                        -
Parametric Technology Corp**                                      20,000                  279,800
Retek Inc**                                                       10,000                  479,400
Siebel Systems Inc**                                               5,000                  234,500
                                                                                     ------------
                                                                                        2,574,800

FIBER OPTIC COMPONENTS & SUB SYSTEMS:         4.00%
Corning Inc**                                                      5,000                   83,550
Finisar Corporation**                                             50,000                  934,000
                                                                                     ------------
                                                                                        1,017,550

INTERNET CONTENT, HOSTING, ASP PROVIDERS:     6.84%
AOL Time Warner**                                                 13,000                  689,000
Hongkong.Com Corp**                                              250,000                   13,302
iHigh.com Inc** (1)                                                3,280                1,000,400
Niku Corp**                                                       40,000                   40,000
                                                                                     ------------
                                                                                        1,742,702

INTERNET SECURITY:                            3.53%
Verisign  Inc**                                                   15,000                  900,150



See notes to financial statements.



                                      -8-

THE WWW FUNDS
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2001

--------------------------------------------------------------------------------------------------
                                                             SHARES / FACE VALUE      VALUE
                                                             -------------------      -----



NETWORKING:                                   5.65%
Dell Computer Corp**                                              20,000                $ 523,000
Extreme Networks Inc**                                            10,000                  295,000
Juniper Networks Inc**                                            20,000                  622,000
                                                                                     ------------
                                                                                        1,440,000

RETAIL:                                       0.83%
Amazon.Com Inc**                                                  15,000                  212,250


SEMICONDUCTORS:                              17.20%
Applied Materials Inc**                                           15,000                  736,500
Axcelis Technologies Inc**                                        10,000                  148,000
Broadcom Corp CL-A**                                              25,000                1,069,000
Gemplus International SA ADR**                                    50,000                  290,000
Intel Corp                                                        20,000                  585,000
Intersil Corp CL-A**                                              10,000                  364,000
Linear Technology Corp                                             1,000                   44,220
Maxim Integrated Products**                                        1,000                   44,210
Numerical Technologies Inc**                                      10,000                  210,000
Semtech Corp**                                                    10,000                  300,000
Virata Corp**                                                     50,000                  592,500
                                                                                     ------------
                                                                                        4,383,430

STORAGE:                                     17.41%
Brocade Communication Systems**                                   15,000                  659,850
EMC Corp/Mass                                                     20,000                  581,000
Emulex Corp**                                                     10,000                  404,000
Network Appliance Inc**                                           40,000                  548,000
Qlogic Corp**                                                      1,000                   64,450
Storagenetworks Inc**                                             50,000                  849,500
Veritas Software Corp**                                           20,000                1,330,600
                                                                                     ------------
                                                                                        4,437,400

TELECOMMUNICATIONS:                           8.54%
Comverse Technology Inc**                                         15,000                  864,300
Qualcomm Inc**                                                    15,000                  877,200
Qwest Communications Intl**                                       10,000                  318,700
Sonus Networks Inc**                                               5,000                  116,800
                                                                                     ------------
                                                                                        2,177,000



                                      -9-



THE WWW FUNDS
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2001

--------------------------------------------------------------------------------------------------
                                                             SHARES / FACE VALUE      VALUE
                                                             -------------------      -----

WIRELESS SERVICES:                            2.61%
AT&T Wireless Services**                                          30,000                  490,500
Data Critical Corp**                                              25,000                   49,000
Infospace Inc**                                                   25,000                   96,000
Signalsoft Corp**                                                  2,500                   28,750
USA Talks.com Inc** (1)                                          320,000                       -
                                                                                     ------------
                                                                                          664,250
                                                                                     ------------

TOTAL COMMON STOCKS (Cost: $31,228,625)                                              $ 24,709,082

PREFERRED STOCKS:                             1.08%
Ntown Communications Inc** (1)
        (Cost $525,000)                                          275,000                  275,000

NOTE RECEIVABLE:                              0.39%
Loan to Ntown Communications Inc,
Interest at 12%,
Due 8/01/01 (Cost $100,000)                                    $ 100,000                  100,000
                                                                                     ------------

TOTAL INVESTMENTS IN SECURITIES              98.43%
(COST: $31,853,625)                                                                    25,084,082

OTHER ASSETS IN EXCESS OF LIABILITIES         1.57%                                       399,896
                                                                                     ------------

NET ASSETS                                  100.00%                                  $ 25,483,978
                                                                                     ============

**Non-dividend paying securities
(1) Restricted / illiquid securities
ADR - American Depositary Receipts


See notes to financial statements.



THE WWW FUNDS
WWW GLOBAL INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2001

--------------------------------------------------------------------------------------------------

                                                             SHARES / FACE VALUE          VALUE
                                                             -------------------          -----
COMMON STOCKS:                               85.21%

APPLICATION SOFTWARE:                        13.62%
BEA Systems Inc**                                                    300                  $ 9,213
Citrix Systems Inc**                                                 200                    6,980
SAP AG-Sponsored ADR                                                 400                   14,036
Therma-wave Inc**                                                    400                    7,628
                                                                                     ------------
                                                                                           37,857

BROADCAST & INFORMATION RESOURCES:            4.60%
Gemstar-TV Guide Intl Inc**                                          300                   12,780


eCOMMERCE / eBUSINESS SOFTWARE:               4.32%
ING Groep NV-Sponsored ADR                                           100                    6,587
Nuance Communications Inc**                                          300                    5,406
                                                                                     ------------
                                                                                           11,993

FIBER OPTIC COMPONENTS & SUB SYSTEMS:         7.44%
Avanex Corp**                                                        100                      970
Bookham Technology- Sponsored ADR**                                1,000                    2,900
JDS Uniphase Corp**                                                  200                    2,550
Leap Wireless Intl Inc**                                             200                    6,060
Nortel Networks Corp**                                               900                    8,181
                                                                                     ------------
                                                                                           20,661

FINANCIAL SERVICES / BANKING & Brokerages:    2.11%
London Pacific Group-Sponsored ADR                                 1,000                    5,880


INTERNET SECURITY:                            3.24%
Verisign  Inc**                                                      150                    9,002


NETWORKING:                                  11.77%
Cabletron Systems Inc**                                              800                   18,280
Intergraph Corp**                                                    400                    6,160
Juniper Networks Inc**                                               100                    3,110
Lantronix Inc**                                                      500                    5,150
                                                                                     ------------
                                                                                           32,700

RETAIL:                                       0.78%
Valuevision Intl-CL A**                                              100                    2,175




                                      -11-


THE WWW FUNDS
WWW GLOBAL INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2001

--------------------------------------------------------------------------------------------------

                                                             SHARES / FACE VALUE          VALUE
                                                             -------------------          -----


SEMICONDUCTORS:                              18.91%
ASM International NV**                                               200                $   3,970
ASML Holding NV-NY REG SHS**                                         500                   11,125
Axcelis Technologies Inc**                                           900                   13,320
Broadcom Corp CL-A**                                                 200                    8,552
Gemplus International SA ADR**                                       600                    3,480
Taiwan Semiconductor-Sponsored ADR**                                 500                    7,595
Triquent Semiconductor Inc**                                         200                    4,500
                                                                                     ------------
                                                                                           52,542

STORAGE:                                      5.56%
Brocade Communication Systems**                                      200                    8,798
Veritas Software Corp**                                              100                    6,653
                                                                                     ------------
                                                                                           15,451

TELECOMMUNICATIONS:                           8.78%
Clarent Corp**                                                       500                    4,595
Comverse Technology Inc**                                            100                    5,762
Sonus Networks Inc**                                                 300                    7,008
Telefonos de Mexico-Sponsored ADR                                    200                    7,018
                                                                                     ------------
                                                                                           24,383

WIRELESS SERVICES:                            4.08%
Nokia Corp-Sponsored ADR                                             300                    6,612
Speechworks International**                                          300                    4,710
                                                                                     ------------
                                                                                           11,322
                                                                                     ------------

TOTAL COMMON STOCKS (Cost: $294,303)                                                      236,746

Money Market Mutual Funds:                   11.90%
Firstar Bank Treasury Fund (Cost $33,060)                         33,060                   33,060
                                                                                     ------------

TOTAL INVESTMENTS IN SECURITIES              97.11%                                       269,806
(Cost: $327,363)

Other Assets in Excess of Liabilities         2.89%                                         8,034
                                                                                     ------------

NET ASSETS                                  100.00%                                     $ 277,840
                                                                                     ------------


**Non-dividend paying securities
ADR - American Depositary Receipts


See notes to financial statements.

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION The WWW Funds (formerly, WWW Trust) (the "Trust") (comprising the WWW Internet Fund and the WWW Global Internet Fund) (the "Funds") was organized as an Ohio business trust, on April 23, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $0.001 per share. The Trust was formed to achieve the investment objective of long term growth through capital appreciation. The WWW Internet Fund commenced operations on August 1, 1996 and invests primarily in common stocks of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web. The WWW Global Internet Fund commenced operations on December 1, 2000 and invests primarily in common stocks of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

SECURITIES VALUATIONS- Portfolio securities, including covered call options if written by the Funds, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees.

SHARE VALUATION - The net asset value of each Funds' shares is calculated daily by dividing the total value of the Fund's assets attributable to that fund, less liabilities attributable to that Fund, by the number of shares of that Fund outstanding. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the Funds' net asset value.

FEDERAL INCOME TAXES- The Funds intend to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS - The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on an annual basis. The Funds intend to distribute their net long term capital gains and their net short term capital gains at least once a year.

INVESTMENTS- The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

--------------------------------------------------------------------------------

1.       SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended June 30, 2001, the WWW Internet Fund and the WWW Global Internet Fund reclassified net investment losses of $1,256,609 and $3,417, respectively, against capital shares on the Statements of Assets and Liabilities. This reclassification was the result of permanent differences between financial statement and income tax reporting requirements and has no effect on the Funds' net asset value per share.

2.   INVESTMENT ADVISORY AGREEMENT
The Board of Trustees provides broad supervision over the affairs of the Funds. Pursuant to a Management Agreement between the Funds and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Funds and is responsible for the overall management of the business affairs of the Funds.

Under the terms of the Management Agreement, the WWW Internet Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets.

The WWW Global Internet Fund has agreed to pay the Manager a base monthly fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee) which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the EAFE Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets. No monthly performance adjustment will be made during the first twelve months of operation of the WWW Global Internet Fund.

All expenses incurred in the operation of the Funds will be borne by the Funds, except to the extent specifically assumed by the Manager. The expenses to be borne by the Funds will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and Fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Funds' Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive each Fund's Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year exceed 2.50% of the average annual net assets of the Fund, except that the amount of such fee waiver shall not normally exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes. For the year ended June 30, 2001, the WWW Internet Fund's expenses were less than 2.50% of the average net assets

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT (CONTINUED) and no fee waiver was made. During the period from inception (December 1, 2000) through June 30, 2001, the Manager waived $1,794 in Management Fees for the WWW Global Internet Fund. In addition, the Manager reimbursed the WWW Global Internet Fund $34,493 for all other expenses in excess of 2.50%.

3.  DISTRIBUTION AGREEMENT
Under a plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of the Fund. Such fee will be used in it's entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (1) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Funds understand that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amount which may be received by them from the Manager under the Plan.

For the year ended June 30, 2001, the WWW Internet Fund paid or accrued $279,363 for such expenses. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund paid or accrued $904 for such expenses.

4.  INTEREST EXPENSE
For the year ended June 30, 2001, the WWW Internet Fund paid interest expense of $85,550, on an average borrowed amount of $2,110,805, at an average rate of 9.30%. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund did not engage in any borrowing activity.

5.  CAPITAL SHARE TRANSACTIONS
As of June 30, 2001, there was an unlimited number of $0.001 par value capital shares authorized for each Fund.

        Capital share transactions were as follows:



                                            FOR THE YEAR                     For the year
                                               ENDED                            ended
                                           JUNE 30, 2001                     JUNE 30, 2000
                                           -------------                     -------------

                                       SHARES         AMOUNT            SHARES           AMOUNT
                                       ------         ------            ------           ------
  WWW INTERNET FUND

Shares sold                           430,477    $   9,205,656        2,760,813    $ 104,000,465
Shares issued by reinvestment
  of dividends/distributions          414,408        6,908,176           21,577          709,683
Shares redeemed
   (net of redemption fees)        (1,140,492)     (23,731,592)      (1,463,204)     (53,838,954)
                                   ----------    -------------       ----------    -------------
Net increase (decrease)              (295,607)   ($  7,617,760)       1,319,186    $  50,871,194
                                   ==========    =============       ==========    =============


THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

--------------------------------------------------------------------------------

5.  CAPITAL SHARE TRANSACTIONS - (CONTINUED)
                                                       FOR THE PERIOD FROM
                                                   INCEPTION (DECEMBER 1, 2000)
                                                       THROUGH JUNE 30, 2001

                                                      SHARES           AMOUNT
                                                      ------           ------
   WWW GLOBAL INTERNET FUND

Shares sold                                            54,782         $ 516,129
Shares issued by reinvestment
  of dividends/distributions                             --                --
Shares redeemed
   (net of redemption fees)                            (5,818)          (48,851)
                                                       ------        ----------

Net increase                                           48,964         $ 467,278
                                                       ======        ==========


6.  INVESTMENTS
For the year ended June 30, 2001, the WWW Internet Fund made $217,832,092 in purchases and $235,044,060 in sales of investment securities, other than short-term. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund made $1,096,612 in purchases and $673,803 in sales of investment securities, other than short-term.

The identified cost of investments in securities owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2001, were as follows:

                                             GROSS         GROSS     NET UNREALIZED
                             IDENTIFIED    UNREALIZED    UNREALIZED   APPRECIATION
                               COST       APPRECIATION  DEPRECIATION (DEPRECIATION)
                               ---------------------------------------------------

WWW Internet Fund          $31,853,625   $ 1,764,948   ($8,534,491)   ($6,769,543)
WWW Global Internet Fund   $   327,363   $    13,331   ($   70,888)   ($   57,557)



During the year ended June 30, 2001, option contracts activity of the WWW Internet Fund was as follows:

                                         NUMBER              AMOUNT
                                         ------              ------
     Beginning of period                  150             $ 164,066
     Purchases during period              200                48,754
     Expired during period               (350)             (212,820)
                                        -----            ----------
     Balance at end of period               0            $        0
                                        =====            ==========

During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund did not engage in any option contracts activity.

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

--------------------------------------------------------------------------------

7.  RELATED PARTY TRANSACTIONS
Certain owners of WWW Advisors, Inc. (the "Manager"), are also Owners and/or Trustees of the Funds. These individuals may receive benefits from any Management Fee paid to the Manager.

8.  DISTRIBUTIONS
For the year ended June 30, 2001, distributions of $0.2251 aggregating $558,386 and $2.7283 aggregating $6,767,858 were made from Short Term Capital Gains and Long Term Capital Gains, respectively, for the WWW Internet Fund. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund made no distributions.

9.  RESTRICTED AND OTHER ILLIQUID SECURITIES
Investments in restricted securities and investments where market quotations are not available, are valued at fair value as determined in good faith by the Board of Trustees, or a committee composed of members of the Board of Trustees of the Funds.

Each Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by a Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Trustees based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration there-under are not subject to the foregoing limitation, unless they are otherwise illiquid.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

                           INDEPENDENT AUDITORS REPORT



To the Shareholders and
Board of Trustees
The WWW Funds

We have audited the accompanying statements of assets and liabilities of The WWW Funds (formerly the WWW Trust), an Ohio business trust, (comprising the WWW Internet Fund and the WWW Global Internet Fund) including the schedules of investments in securities, as of June 30, 2001, the related statements of operations of the WWW Internet Fund for the year then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, the statements of changes in net assets of the WWW Internet Fund for each of the two years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, and the financial highlights of the WWW Internet Fund for each of the four years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the WWW Internet Fund for the period from inception (August 1, 1996) through June 30, 1997 were audited by other auditors whose report dated July 22, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the respective portfolios constituting The WWW Funds as of June 30, 2001, the results of operations of the WWW Internet Fund for the year then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, the changes in net assets of the WWW Internet Fund for each of the two years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, and the financial highlights for the WWW Internet Fund for each of the four years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001 in conformity with accounting principles generally accepted in the United States.


Berge & Company LTD
Cincinnati, Ohio
August 21, 2001